Exhibit 99.2

 INVESTOR PRESENTATION  Frank Bedu-Addo Ph.D. President & CEO  January 2022

   2    This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre- clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated. Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission (“SEC”) from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.   Forward Looking Statements

 Clinical-stage Company developing broad-based immunotherapies to treat cancer and infectious diseaseVersamune® and Infectimune™ platforms leverage the body’s own defense systems to prime antigen-specific killer T-cells and antibodies to combat cancer and infectious diseaseThree Phase 2 oncology clinical trials in progress with readouts anticipated Q1/Q2Preliminary data released at 2021 ASCO - Checkpoint inhibitor refractory patient survival exceeded alternative checkpoint inhibitor monotherapy treatmentClinical partnerships with Merck, MD Anderson Cancer Center and National Cancer InstituteDebt free with approximately $69.7M in cash as of September 30, 2021Recent updates for HPV Program (PDS0101) and Universal Flu (PDS0202)  Corporate Overview  3

 Versamune® Oncology Platform

   5    Generate the right type and quantity of effective CD8+ killer T-cells  Generate potency without serious systemic side effects  Generate memory T-cells, to enhance durability of response   Competitive Barrier to Entry:Versamune® is designed to promote powerful, CD8+ killer T-cell responses in vivo  Versamune®-based therapies also show promising potential to:    70-90% of cancer patients fail check point inhibitor therapy   5

 Versamune® is Designed to Recruit, Train and Arm T-cells in the Body  6  References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.    1. Recruits T-cells to lymph nodes  2. Trains T-cells to target tumors  3. Arms T-cells to kill tumor cells    Versamune® + Tumor-associated proteins (antigens)

 Strong Pipeline with Industry-Leading PartnershipsVersamune®-based oncology pipeline is being developed in partnership with the leaders in immuno-oncology  7  Reference: Data on file.

   8  More than 40,500 patients were estimated to have been diagnosed last year with HPV16-associated cancers in the US1, 2HPV vaccination is not expected to impact the rate of HPV-related cancer incidence for decadesExisting immunotherapies cost $150,000+ annually per patient3  1SEER Research Data 1975-2018. 2Martel et al. 2017. International Journal of Cancer, Worldwide burden of cancer attributable to HPV by site, country and HPV type. 3Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research  US HPV-associated cancer incidence1, 2  Lead Asset PDS0101: Designed to treat human papillomavirus (HPV16)-associated cancers, representing a $6B opportunity in the US

 9  Triple combination shows promising survival of patients with advanced refractory HPV16-associated cancers   Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies.   As of 12/31/21: 37 patients (30 HPV16 positive) evaluatedApprox. 3:1 refractory to naïve patientsStudy progressing and recruiting; updates will be provided in the future    Standard of Care Checkpoint Inhibitors   Indications targeted in study – cervical, anal, head and neck, vaginal, penile

 ASCO 2021: Interim proof-of-concept data suggests targeted CD8+ killer T-cell response induced by Versamune® results in tumor shrinkage  10  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation, includes both CPI refractory and naïve patients.  67% (12/18)  12% - 24%  0% (0/7)

 11  Phase 2: PDS0101 + KEYTRUDA®Company-sponsored trial for the treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  Indication  Treatment of patients with HPV16-positive head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA® (Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Group 1: Objective response rate (ORR) as first-line treatment in checkpoint inhibitor (CPI) naïve patientsGroup 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Timing  Safety data confirmed and released Q4 2021Preliminary efficacy data anticipated Q1 2022  Trial Partner    Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

 12  Phase 2: PDS0101 + ChemoradiotherapyInvestigator-led trial evaluating the combination in patients with locally advanced cervical cancer (IMMUNOCERV)  Indication  Treatment of patients with locally advanced cervical cancer – Stages IB3-IVA  Clinical Agents  Chemoradiotherapy (CRT – Standard of Care): Cisplatin and radiation therapyPDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Safety, rate of regression and local control in patients with primary tumor ≥5cm (n=35 patients)  Timing  Preliminary data anticipated Q2 2022 – Rate of complete response by PET-CT at 6 months and rate of tumor volume reduction by MRI at 30-40 days from start of treatment  Trial Sponsor    If successful, this study could support further investigation of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

 13  13  PDS0102: TARP Antigen Greater quantity and quality of Versamune®-induced CD8+ killer T-cells may result in ability to treat TARP positive prostate and breast cancers  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)CFA – Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity*Reference: Surveillance Research Program, National Cancer Institute SEER Assumes $150K for annual course of therapy; in line with current immunotherapy treatment  PRE-CLINICAL OPTIMIZATION STUDIES1: TARP-Specific T-cell Induction after 2 injections of PDS0102  Announced license with NCI TARP antigens   $40B  TARP Total MarketOpportunity*

 14  14  PDS0103: MUC1 AntigenGreater quantity and quality of Versamune®-induced CD8+ killer T-cells may result in ability to treat MUC1-positive cancers  Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T-cells  Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.    $100B  MUC1 Total Market Opportunity*  *Reference: Surveillance Research Program, National Cancer Institute SEERAssumes $150K for annual course of therapy; in line with current immunotherapy treatment** Patient and value Asessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type

 Projected Milestones Through 2022*  *Based on current enrollment and forecast modeling as of January 2022. Subject to change.  4Q22  3Q22  2Q22  1Q22  4Q21  3Q21  2Q21  Preliminary efficacy data from advanced HPV-associated cancer trial (NCI)  Interim data from HPV-associated cancer trial (NCI)  Preliminary data from ImmunoCerv (MD Anderson) expected  Preliminary data from VERSATILE-002 (KEYTRUDA® combo) expected      Expected completion of HPV-associated cancer trial (NCI)    PDS0101    15    PDS Biotech Funded Clinical Trials  Partner Co-Funded Clinical Trials  PDS0102  PDS0103  Planned initiation of Phase 1/2 clinical trial in TARP-related cancers  Planned initiation of Phase 1/2 clinical trial in MUC1-related cancers

 Infectimune™Infectious Disease Platform

 PDS Biotech’s Infectimune™ Pipeline Developed in partnership with leaders in infectious disease  17  Reference: Data on file.  *Consortium of PDS Biotech, Farmacore Biotechnology and Blanver Farmoquimica. Funding provided by The Ministry of Science, Technology and Innovation of Brazil (“MCTI”).

 PDS0202 Provided Effective Neutralization Against Multiple Strains of Flu Viruses in Preclinical Study    AVERAGE HAI NEUTRALIZATION INEFFECTIVE ZONE  400  550  620  200  8  10  10  7  Average HAI Neutralization Titer Levels Induced by PDS0202 for Various Flu Strains vs Required Levels  A / California / 07 / 2009  A / Michigan / 15 / 2014  A / Brisbane / 02 / 2018 (BR18)  A / Guangdong-Maonan / SWL1536 / 2019 (GD19)  H1N1 Strains  H1 (+InfectimuneTM)  H1 (Only)  Average HAI Titers  40  18  Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™ + COBRA) Universal flu formulation.

 PDS0202 Provided Protection in Preclinical Study in Keeping Subjects Alive and Healthy Against Challenge with Flu Virus  19  100%  100%  100%  100%  0%  30%  0%  Control  Alive  Healthy  Alive  Healthy  Alive  Healthy  Alive  Healthy  High-Dose Flu Proteins (No Infectimune™)  PDS0202 (High-Dose)  PDS0202 (Low-Dose)  % of Protection  0%  Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™ + COBRA) Universal flu formulation.

 Universal FluAnnounced agreement for license with University of Georgia for universal flu antigensPreclinical work completePreclinical data to be submitted to peer reviewed journal for publication and future conferencesCOVIDAgreement with Farmacore extended through May 2022Scale up and manufacturing currently in process  Infectimune™ Pipeline Highlights  20

   PDS Biotech ManagementHistorical success in the development and commercialization of leading pharmaceutical products  21    Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan)PEG-Intron® (Schering-Plough/ Merck)  Frank Bedu-Addo, PhDChief Executive Officer    Co-founder>35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing  Gregory Conn, PhDChief Scientific Officer     >30 years of translational clinical research experienceFormer Director of Clinical Research at National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)   Lauren V. Wood, MDChief Medical Officer  >20 years of financial and operational leadership roles for life sciences companiesFormer Chief Financial Officer of several publicly traded companies  Matthew HillChief Financial Officer

 Clinical-stage Company developing broad-based immunotherapies to treat cancer and infectious diseaseVersamune® and Infectimune™ platforms leverage the body’s own defense systems to prime antigen-specific killer T-cells and antibodies to combat cancer and infectious diseaseThree Phase 2 oncology clinical trials in progress with readouts anticipated Q1/Q2Preliminary data released at 2021 ASCO - Checkpoint inhibitor refractory patient survival exceeded alternative checkpoint inhibitor monotherapy treatmentClinical partnerships with Merck, MD Anderson Cancer Center and National Cancer InstituteDebt free with approximately $69.7M in cash as of September 30, 2021Recent updates for HPV Program (PDS0101) and Universal Flu (PDS0202)  Corporate Overview  22